UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Sections 13 and 15(d) of
the Securities Exchange Act of 1934

January 28, 2004
Date of Report (Date of earliest event reported)

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31305	22-3802649
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park
Clinton, New Jersey 08809-4000
(Address of Principal Executive Office)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address,
If Changed Since Last Report)

Item 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Exhibit 99.1 hereto is hereby incorporated by reference.

Item 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements:

None.

Pro Forma Financial Information:

(b)	None.

(c)	Exhibits:

	Exhibit 99.1	Press Release dated January 28, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: January 28, 2004
	By:	/s/	Lisa Fries Gardner
Lisa Fries Gardner
Vice President and Secretary